SUMMARY PROSPECTUS
Delaware VIP® Emerging Markets Series — Service Class

April 29, 2011

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 29, 2011, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Emerging Markets Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.25%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.15%
	Total annual series operating expenses	1.70%
	Fee waivers and expense reimbursements1	(0.05%	)
	Total annual series operating expenses after fee waivers
	and expense reimbursements	1.65%

1 The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2011 through April 30, 2012. These waivers and reimbursements may only be terminated by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$168
	3 years	$531
	5 years	$918
	10 years	$2,004

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 21% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in equity securities of issuers from emerging foreign countries.

The Series may invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities, or political subdivisions. The Series may invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities (commonly known as “junk bonds”). The Series may invest more than 25% of its total assets in the securities of issuers located in the same country. The Series may have portfolio turnover in excess of 100%.

Under normal circumstances, at least 80% of the Series’ net assets will be in investments of emerging market issuers (80% policy). The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The Series’ investment manager, Delaware Management Company (Manager or we) will select growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, the Manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, the Manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Manager then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Manager believes that this gives it an estimate of the stock’s intrinsic value. Because the Series invests primarily in emerging countries, there may be less information available for the Manager to use in making this analysis than is available for more developed countries.

Currency analysis is an important part of the valuation exercise. The Manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk	The risk that securities or industries in a certain market – such as the stock or bond market – will decline in value because of economic conditions, future expectations, or investor confidence.
Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Risk	Definition
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up of, or damages from natural disasters; limitations or fluctuations in rent payments; cash-flow fluctuations; and default by borrowers. Real estate investment trusts (REITs) are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or failing to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (1940 Act).

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

High yield risk
The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Foreign government/supranational risk	The risk that a foreign government or government related issuer will fail to make timely payments on its external debt obligations.

HOW HAS THE DELAWARE VIP® EMERGING MARKETS SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 34.04% for the quarter ended June 30, 2009 and its lowest quarterly return was -28.13% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years
Delaware VIP® Emerging Markets Series – Service Class	18.21%	12.25%	18.95%
MSCI Emerging Markets Index (gross)	19.20%	13.11%	16.23%
(reflects no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index (net)	18.88%	12.78%	15.89%
(reflects no deduction for fees or expenses)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare	September 2006

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Investment Company Act File No. 811-05162